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                                                                   Exhibit 99.2

                          TAXPAYER IDENTIFICATION CARD

CONTROL NUMBER

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                                                                                   PLEASE FOLLOW DIRECTIONS CAREFULLY:
                                                                                   FAILURE TO COMPLETE THIS FORM
                                                                                   CORRECTLY MAY RESULT IN A BACKUP
PLEASE SIGN AND RETURN THIS CARD EVEN IF THE TAXPAYER IDENTIFICATION NUMBER*       WITHHOLDING OF 31%.
SHOWN BELOW IS CORRECT.  If you do not return the card, you may be subject         PLEASE SIGN AND DATE TO INSURE IMMEDIATE
to a $50 Internal Revenue Service penalty and we may be required to withhold       PROCESSING. PRINT CLEARLY THE NUMERALS
and pay to the IRS 31% of any cash payment to which you may be entitled.           OF YOUR TAXPAYER I.D. NUMBER IN THE
                                                                                   EMPTY BOXES PROVIDED IN THE RED AREA
*For individuals, your taxpayer identification number is your social security      BELOW, THEN FILL IN COMPLETELY THE
 number.  For other entities, it is your employer identification number.           CORRESPONDING BOXES IN INK AS SHOWN [ ].
                                                                                   -------------------------------------
      ALL PERSONS ARE REQUIRED TO SIGN AND RETURN THIS CERTIFICATION                |   |   |   |   |   |   |   |   |   |
                                                                                   |   |   |   |   |   |   |   |   |   |
                              ---------------------                                -------------------------------------
IS THIS YOUR CORRECT TAXPAYER |                   | IF NOT PLEASE CORRECT IN       |[0] [0] [0] [0] [0] [0] [0] [0] [0]|
    IDENTIFICATION NUMBER     |                   |     THE SPACE PROVIDED         |                                   |
                              ---------------------                                |[1] [1] [1] [1] [1] [1] [1] [1] [1]|
                                                                                   |                                   |
Certification - Under penalties of perjury, I certify that 1) The number shown     |[2] [2] [2] [2] [2] [2] [2] [2] [2]|
on this form is my correct taxpayer identification number (or I am waiting for     |                                   |
a number to be issued to me) and 2) I am not subject to backup withholding         |[3] [3] [3] [3] [3] [3] [3] [3] [3]|
because (i) I am exempt from backup withholding, or (ii) I have not been           |                                   |
notified by the IRS that I am subject to backup withholding as a result of a       |[4] [4] [4] [4] [4] [4] [4] [4] [4]|
failure to report all interest or dividends, or (iii) the IRS has notified         |                                   |
me that I am no longer subject to backup withholding. [Cross out item 2 if         |[5] [5] [5] [5] [5] [5] [5] [5] [5]|
you are subject to backup withholding.]                                            |                                   |
                                                                                   |[6] [6] [6] [6] [6] [6] [6] [6] [6]|
                                                                                   |                                   |
                                                                                   |[7] [7] [7] [7] [7] [7] [7] [7] [7]|
- ----------------------------------------------------------------------------       |                                   |
SIGNATURE OF TAXPAYER                               DATE                           |[8] [8] [8] [8] [8] [8] [8] [8] [8]|
                                                                                   |                                   |
Please refer to the instructions in Article V to the Proxy Statement/Prospectus.   |[9] [9] [9] [9] [9] [9] [9] [9] [9]|
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                                                                                   -------------------------------------
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PLEASE MARK, SIGN, DATE AND MAIL THIS TAXPAYER IDENTIFICATION CARD PROMPTLY,
USING THE ENCLOSED ENVELOPE.
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